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                                                                  EXHIBIT 10.B.1

                               FIRST AMENDMENT TO
                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 21, 2002 (this "First Amendment"), is entered into among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), CREDIT LYONNAIS NEW YORK BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, FLEET NATIONAL BANK and FORTIS CAPITAL CORP., as Co-Documentation Agents, and JPMORGAN CHASE BANK, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Unless otherwise defined or amended herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, the Borrower has entered into a purchase agreement with El Paso Corporation ("El Paso") to acquire for approximately $782,000,000, subject to closing adjustments and satisfaction of certain closing conditions (the "Proposed San Juan Acquisition"), the natural gas gathering system located in the San Juan Basin of New Mexico; natural gas liquids transportation and fractionation assets located in Texas; and an oil and natural gas gathering system located in the offshore deep water regions of the Gulf of Mexico owned by El Paso (the "San Juan Assets");

         WHEREAS, in connection with the Proposed San Juan Acquisition and other proposed capital requirements of the Borrower, the Borrower desires, among other things, (i) the ability to issue additional debt securities representing senior subordinated debt, (ii) the ability to issue up to $300,000,000 of senior secured debt, in the form of a senior secured acquisition term loan to provide a portion of the funds used as consideration for the Proposed San Juan Acquisition, (iii) consent to secure the obligations under such senior secured acquisition term loan on a pari passu basis with the Obligations, the EPNHC Loan Obligations, the Marco Polo Clawback obligations and the Cameron Highway Clawback (as defined below) obligations by a lien on the Collateral; (iv) to modify, on a temporary basis, the financial ratios the Borrower is required to meet under the Credit Agreement, (v) to annualize pro forma EBITDA related to the San Juan Assets based upon second quarter 2002 and actual results as thereafter reported; and (vi) the ability for the Borrower and its Subsidiaries to enter into certain hedging arrangements to allow hedges appropriate to the Borrower's current business operations;

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         WHEREAS, the Borrower desires to form a Joint Venture for the construction and financing of an approximately 390-mile crude oil pipeline servicing the offshore deep water regions of the Gulf of Mexico and fund future additional investments in such Joint Venture;

         WHEREAS, the Borrower desires to correct and clarify other matters related to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders modify and amend the Credit Agreement as more fully described herein and consent to certain modifications and amendments to the EPNHC Credit Agreement;

         WHEREAS, the Lenders are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

         1.       Amendments. The Credit Agreement is hereby amended as follows:

                  (a)      Amendments to Section 1.1.

                           (i) The following definitions are hereby added to Section 1.1 of the Credit Agreement where alphabetically appropriate:

                                    "Cameron Highway": Cameron Highway Oil
                           Pipeline Company, a Delaware general partnership and a Joint Venture created by the Borrower and one or more Persons that are not Affiliates of the Borrower to construct, own and operate the Cameron Highway Oil Pipeline.

                                    "Cameron Highway Clawback": the "clawback"
                           and similar obligations incurred by the Borrower and any Restricted Subsidiary under the Cameron Highway Financing Documents in an aggregate amount not to exceed $50,000,000 at any one time outstanding.

                                    "Cameron Highway Financing": the loans made
                           to Cameron Highway under the Cameron Highway
                           Financing Documents to finance the construction and operation of the Cameron Highway Oil Pipeline.

                                    "Cameron Highway Financing Documents": (i)
                           the Credit Agreement to be entered into among Cameron Highway, as Borrower, JPMorgan Chase Bank (or another financial lending institution), individually and as Administrative Agent, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of

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                           (i) and (ii) above, as amended, restated, renewed,
                           replaced or otherwise modified from time to time.

                                    "Cameron Highway Oil Pipeline": an
                           approximately 390-mile crude oil pipeline servicing the offshore deep water regions of the Gulf of Mexico.

                                    "First Amendment": the First Amendment to
                           Sixth Amended and Restated Credit Agreement dated as of November 21, 2002 among the Borrower, the Co-Borrower, the Lenders parties thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents and JPMorgan Chase Bank, as Administrative Agent for the Lenders.

                                    "San Juan Assets": the natural gas gathering
                           system located in the San Juan Basin of New Mexico, certain natural gas liquids transportation and fractionation assets located in Texas, and an oil and natural gas gathering system located in the offshore deep water regions of the Gulf of Mexico, in each case to be acquired by the Borrower from El Paso and certain of its Affiliates for approximately $782,000,000, subject to adjustment.

                                    "Senior Secured Acquisition Term Loan
                           Administrative Agent" shall have the same meaning as the defined term "Administrative Agent" in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations.

                                    "Senior Secured Acquisition Term Loan
                           Documents": (i) the Credit Agreement to be entered into by the Borrower, the Co-Borrower and one or more financial lending institutions, providing up to $300,000,000 of Senior Secured Acquisition Term Loans, and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated or otherwise modified from time to time.

                                    "Senior Secured Acquisition Term Loan
                           Lenders" shall have the same meaning as the defined term "Lenders" in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations.

                                    "Senior Secured Acquisition Term Loan
                           Obligations": the obligations and liabilities of the Borrower and its Subsidiaries under the Senior Secured Acquisition Term Loan Documents.

                                    "Senior Secured Acquisition Term Loans": the
                           loans made to Borrower under the Senior Secured Acquisition Term Loan Documents on the terms set forth on Exhibit "A" to the First Amendment for the purpose of providing funds in connection with the acquisition of the San Juan Assets.

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                           (ii)     The following definitions in Section 1.1 of
                  the Credit Agreement are hereby amended and restated in their entirety as follows:

                                    "Agreement": this Sixth Amended and Restated
                           Credit Agreement, as amended by the First Amendment, and as further amended, supplemented or otherwise modified from time to time.

                                    "Applicable Margin": on any day and with
                           respect to any (a) Initial Term Loans that are Alternate Base Rate Loans, 2.25% per annum and for any Initial Term Loans that are Eurodollar Loans, 3.50% per annum, subject in each case to adjustment pursuant to the terms of Section 4.4(e), (b) series of Additional Term Loans, the "Applicable Margin" set forth in the Term Loan Addendum establishing such series of Additional Term Loans and (c) Type of Revolving Credit Loan and the Commitment Fee payable pursuant to Section 2.5, the rate per annum specified in Annex I attached hereto, which rate is based on the ratio of Consolidated Total Indebtedness of the Borrower at such time to Consolidated EBITDA for the most recently ended Calculation Period (the "Leverage Ratio") and the ratings by Standard & Poor's Ratings Services (or any successor statistical rating organization) ("S&P"), or Moody's Investors Service, Inc. (or any successor statistical rating organization) ("Moody's") of the senior, long-term unsecured debt of the Borrower in effect at the time of such determination. The Applicable Margin for any Revolving Credit Loan and the Commitment Fee for any date shall be determined by reference to the Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and for the Calculation Period ended on such last day, and any change (i) shall become effective upon the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower (which certificate may be delivered prior to delivery of the relevant financial statements or may be incorporated in the certificate delivered pursuant to subsection 7.2(b)) with respect to the financial statements to be delivered pursuant to Section 7.1 for the most recently ended fiscal quarter (x) setting forth in reasonable detail the calculation of the Leverage Ratio at the end of such fiscal quarter and (y) stating that the signer has reviewed the terms of this Agreement and other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and the Restricted Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default, and (ii) shall apply (A) in the case of the Revolving Credit Loans bearing interest based upon the Alternate Base Rate, to such Alternate Base Rate Loans outstanding on such delivery date or made on and after such delivery date and (B) in the case of the Revolving Credit Loans bearing interest based upon the Eurodollar Rate, to such Eurodollar Loans made on and after such delivery date. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior

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                           to, but in no event later than, the time of the
                           actual delivery of the financial statements required to be delivered pursuant to Section 7.1. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the certificate referred to above in this definition as required under subsection 7.2(b) with respect to a fiscal quarter following the date the delivery thereof is due, the Leverage Ratio shall be deemed, solely for the purposes of this definition, to be greater than 4.0 to 1.0 until such time as Borrower shall deliver such compliance certificate; provided, however, that commencing on the date the Senior Secured Acquisition Term Loan Obligations are incurred and ending on the date such Senior Secured Acquisition Term Loan Obligations are paid in full, the Applicable Margin shall be (1) 3.50% per annum with respect to any Revolving Credit Loan bearing interest based upon the Eurodollar Rate and (2) 2.50% per annum with respect to any Revolving Credit Loan bearing interest based upon the Alternate Base Rate.

                                    "Consolidated EBITDA": for any period and in
                           accordance with Section 4.13, the Consolidated Net Income ((i) including earnings and losses from discontinued operations, except to the extent that any such losses represent reserves for losses attributable to the planned disposition of material assets, (ii) excluding extraordinary gains, and gains and losses arising from the sale of material assets, and (iii) including other non-recurring losses) for such period, plus (x) the aggregate amount of cash distributions received by the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) from Unrestricted Subsidiaries and Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Unrestricted Subsidiaries and Joint Ventures), and (y) to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of (a) interest expense, amortization of debt discount and debt issuance costs (including the write-off of such costs in connection with prepayments of debt) and commissions, discounts and other fees and charges associated with standby letters of credit, (b) taxes measured by income accrued as an expense during such period, (c) depreciation, depletion, and amortization expense, and (d) non-cash compensation expense resulting from the accounting treatment applied, in accordance with GAAP, to management's equity interest minus the equity of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) in the earnings of Unrestricted Subsidiaries and Joint Ventures; provided that Consolidated EBITDA shall exclude any insurance proceeds relating to the Poseidon casualty described in SEC reports up to an aggregate amount of $6,000,000; provided, further, that for the Calculation Periods ending September 30, 2002 and December 31, 2002, the pro forma adjustments required by Section 4.13 as a result of the acquisition of the San Juan Assets shall be calculated as follows: (A) in the case of the Calculation Period ending September 30, 2002, the sum of the actual EBITDA

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                           attributable to the San Juan Assets for the calendar
                           quarters ending June 30, 2002 and September 30, 2002 multiplied by 2 and (B) in the case of the Calculation Period ending December 31, 2002, the sum of the actual EBITDA attributable to the San Juan Assets for the calendar quarters ending June 30, 2002, September 30, 2002 and December 31, 2002 multiplied by 4/3.

                                    "EPN Group Administrative Agents": the
                           Administrative Agent, the EPNHC Administrative Agent and, at any time that any Senior Secured Acquisition Term Loan Obligation is outstanding, the Senior Secured Acquisition Term Loan Administrative Agent.

                                    "EPN Group Lenders": the Lenders, the EPNHC
                           Lenders and, at any time that any Senior Secured Acquisition Term Loan Obligation is outstanding, the Senior Secured Acquisition Term Loan Lenders.

                                    "EPNHC Credit Agreement": that certain
                           Amended and Restated Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002, among EPNHC, the EPNHC Lenders party thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 21, 2002, and as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

                                    "Intercreditor Agreement": means (i) prior
                           to the closing date of the Proposed San Juan
                           Acquisition, the Intercreditor Agreement dated as of October 10, 2002, by and among the Administrative Agent, for the benefit of the Lenders, the EPNHC Administrative Agent, for the benefit of the EPNHC Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower and EPNHC and (ii) subsequent to the closing of the Proposed San Juan Acquisition, the Amended and Restated Intercreditor Agreement dated as of the closing date of the Proposed San Juan Acquisition by and among the Administrative Agent, for the benefit of the Lenders, the EPNHC Administrative Agent, for the benefit of the EPNHC Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, the administrative agent for the lenders in connection with the Senior Secured Acquisition Term Loan Documents, for the benefit of the lender thereunder, and the Collateral Agent and acknowledged by the Borrower and EPNHC, in either case as such agreement may be further amended, modified or supplemented from time to time, including without limitation, in connection with the closing of the Cameron Highway Financing, at

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                           which time the administrative agent for the lenders
                           in connection with the Cameron Highway Financing, for the benefit of the lenders thereunder, will become a party to such Intercreditor Agreement; which Intercreditor Agreement shall provide for the creation, administration and foreclosure of Liens on the Collateral on a pari passu basis as described in subsection 8.3(i).

                                    "Joint Venture": any Person in which the
                           Borrower and/or its Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect; provided that Gateway, Atlantis, Copper Eagle, Poseidon and Cameron Highway and their respective Subsidiaries shall be deemed a Joint Venture for purpose of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof and the Borrower designates such Person as a Subsidiary.

                                    "Person": an individual, partnership,
                           corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature (the term "Person" shall not be deemed to include, however, any joint tenancy or tenancy-in-common pursuant to which any property or assets may be owned in an undivided interest).

                                    "Senior Subordinated Note Indentures": means
                           (i) the Indenture dated as of May 27, 1999 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-3/8% Senior Subordinated Notes due 2009 were issued, (ii) the Indenture dated as of May 17, 2001 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 8-1/2% Senior Subordinated Notes due 2011 were issued, and (iii) any other Indenture pursuant to which Senior Subordinated Notes are issued, each together with all instruments and other agreements entered into by the Borrower, the Co-Borrower or such Subsidiaries in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

                                    "Senior Subordinated Notes" means,
                           collectively, (i) the 10-3/8% Senior Subordinated Notes due 2009, (ii) the 8-1/2% Senior Subordinated Notes due 2011, and (iii) any other senior subordinated notes having substantially similar subordination provisions to the subordination provisions contained in the 8-1/2% Senior Subordinated Notes due 2011, in each case of the Borrower and the Co-Borrower issued pursuant to a Senior Subordinated Note Indenture.

                                    "Total EPN Group Credit Percentage": as to
                           any EPN Group Lender at any time, the percentage of the aggregate Revolving Credit

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                           Commitments, Term Loans, EPNHC Term Loans and Senior
                           Secured Acquisition Term Loans then constituted by its Revolving Credit Commitment, its Term Loans, its EPNHC Term Loans and its Senior Secured Acquisition Term Loans (it being agreed that in the case of the termination or expiration of the Revolving Credit Commitments, the aggregate Revolving Credit Commitments and such Lender's Revolving Credit Commitment shall be determined by reference to the Aggregate Outstanding Revolving Credit Extensions of Credit of all EPN Group Lenders and such EPN Group Lender's Aggregate Outstanding Revolving Credit Extensions of Credit).

                  (b) Amendment to Section 7.11 (Agreements Respecting Unrestricted Subsidiaries). Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of (A) Gateway that were assumed by it from Delos in connection with its formation and the Marco Polo Financing and (B) Cameron Highway that were assumed by it from the Borrower and its Subsidiaries in connection with its formation and the Cameron Highway Financing and (ii) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents and the Cameron Highway Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

                  (c) Amendment to Section 8.1(Financial Condition Covenants). Section 8.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (d)      Leverage Ratio. Permit, on the last
                           day of any fiscal quarter of the Borrower, the ratio of (x) the Consolidated Total Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed (i) on or prior to December 31, 2003, 5.25 to 1.0 or (ii) after December 31, 2003, 5.0 to 1.0.

                  (d) Amendments to Section 8.2 (Limitation on Indebtedness). Section 8.2 is hereby amended as follows:

                           (i) The word "and" is deleted from the end of subsection (h) thereof;

                           (ii) the period at the end of subsection (i) thereof is replaced with a semicolon followed by the word "and"; and

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                           (iii)    the following subsection (j) is added at the
                  end of such Section 8.2 as follows:

                                    (j)      Indebtedness of the Borrower and
                                    the Co-Borrower consisting of the Senior
                                    Secured Acquisition Term Loan Obligations evidenced by, and pursuant to the terms and conditions of, the Senior Secured Acquisition Term Loan Documents in an aggregate principal amount not to exceed $300,000,000.

                  (e)      Amendments to Section 8.3 (Limitation on Liens).
         Section 8.3 is hereby amended as follows:

                           (i) Section 8.3(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (h)      the Borrower and its Restricted
                                    Subsidiaries may pledge on a non-recourse basis (i) their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents and (ii) their equity interest in Cameron Highway to secure Indebtedness of Cameron Highway under the Cameron Highway Financing Documents;

                           (ii) Section 8.3(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (i)      Liens on the Collateral securing
                                    (i) the EPNHC Loan Obligations permitted by
                                    Section 8.2(i), (ii) the Guarantee
                                    Obligations permitted by subsections 8.4(g) and 8.4(i), (iii) the Senior Secured Acquisition Term Loan Obligations permitted by Section 8.2(j), and (iv) the Guarantee Obligations permitted by subsections 8.4(j), in each case on a pari passu basis with the Liens on the Collateral securing the Obligations and guarantees thereof, subject to the terms and provisions of the Intercreditor Agreement;

                  (f) Amendments to Section 8.4 (Limitation on Guarantee Obligations). Section 8.4 is hereby amended as follows:

                           (i) Section 8.4(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (g)      Guarantee Obligations, in addition
                                    to those described in clauses (e) and (f) of this Section 8.4, of (i) up to $22,500,000 in the aggregate incurred pursuant to the Marco Polo Clawback and (ii) up to $50,000,000 in the aggregate incurred pursuant to the Cameron Highway Clawback;

                           (ii) the word "and" is deleted from the end of subsection (h) thereof;

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                           (iii)    the period at the end of subsection (i)
                  thereof is replaced with a semicolon followed by the word "and"; and

                           (iv) the following subsection (j) is added at the end of Section 8.4 as follows:

                           (j) Guarantee Obligations of any Subsidiary Guarantor with respect to the Senior Secured Acquisition Term Loan Obligations.

                  (g) Amendments to Section 8.6 (Limitation on Sale of Assets). Section 8.6 is hereby amended as follows:

                           (i) The word "and" is deleted from the end of subsection (f) thereof;

                           (ii) the period at the end of subsection (g) thereof is replaced with a semicolon followed by the word "and"; and

                           (iii) the following subsection (h) is added at the end of Section 8.6 as follows:

                                    (h)     the Borrower and its Restricted
                                    Subsidiaries may sell or otherwise dispose of any equity interest in Cameron Highway, provided that following any such sale or other disposition, the Borrower and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

                  (h) Amendments to Section 8.8 (Limitation on Investments, Loans and Advances). Section 8.8 is hereby amended as follows:

                           (i) the word "and" is deleted from the end of subsection (g) thereof;

                           (ii) the period at the end of subsection (h) thereof is replaced with a semicolon followed by the word "and"; and

                           (iii) the following subsection (i) is added at the end of Section 8.8 as follows:

                                    (i)      capital contributions, loans, or
                                    other investments to or in Cameron Highway consisting of up to $95,000,000, in the aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline.

                  (i) Amendment to Section 8.9 (Limitation on Optional Payments and Modifications of Debt Instruments and Other Agreements).
         Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (a)      Make any optional payment or
                           prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes or any other Indebtedness or Guarantee Obligations (other than the Obligations, the EPNHC Loan Obligations or the Senior Secured Acquisition Term Loan Obligations), or make any payment under or on account of the G&A Agreement except as required pursuant to the terms thereof, (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Senior Subordinated Notes or the Senior Subordinated
                           Note Indentures (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the EPNHC Loan Documents or the Senior Secured Acquisition Term Loan Documents without the written consent of the Required Lenders (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (d) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of any Indebtedness or Guarantee Obligations with respect to any Indebtedness (other than the Senior Subordinated Notes, the EPNHC Loan Obligations and the Senior Secured Acquisition Term Loan Obligations, which Indebtedness may be amended, modified or changed only as permitted by clauses (b) and (c) above, and the Obligations, which Indebtedness may be amended, modified or changed only as permitted by Section 11.1 hereof), other than any such amendment, modification or change the effect of which (1) would be to extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend the date for payment of interest with respect to such Indebtedness or Guarantee Obligations and (2) otherwise could not reasonably be expected to have a Material Adverse Effect, (e) amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (f) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect or (g) designate any Indebtedness as "Designated Senior Indebtedness" under the Senior Subordinated Note Indentures without the consent of the Administrative Agent (other than the Obligations, the EPNHC Loan Obligations or the Senior Secured

                           Acquisition Term Loan Obligations). Notwithstanding any provision contained in this Section 8.9, the Borrower and its Restricted Subsidiaries shall have the absolute right to amend any Joint Venture Charter to the extent necessary or reasonably appropriate to evidence the substitution, replacement or other changes of partners, members or owners in any Joint Venture not in violation of Section 8.19 or Section 8.21.

                  (j) Amendment to Section 8.20 (No Voluntary Termination of Joint Venture Charters). Section 8.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    Section 8.20 No Voluntary Termination of
                           Joint Venture Charters. Voluntarily terminate or permit any Restricted Subsidiary which is a partner in, or owner of any interest in, any Joint Venture to voluntarily terminate any Joint Venture Charter and liquidate such Joint Venture to the extent permitted thereunder.

                  (k)      Amendment to Section 8.22 (Hedging Transactions).
         Section 8.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    Section 8.22 Hedging Transactions. Enter
                           into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities; provided, however, that such permitted hedging agreements, including, without limitation, any Commodity Hedging Programs, shall not exceed 80% of annual production, volumes, throughput and any other similar measures related to processing, transportation, fractionation, compression, gathering and treating or any other business activities engaged in by the Borrower and its Subsidiaries as a whole in their normal course of business.

                  (l) Amendments to Article IX (Events of Default). Section 9(e) is hereby amended and restated in its entirety as follows:

                                    (e)      (i) Any "Event of Default" under
                           and as defined in the EPNHC Credit Agreement shall occur and be continuing; (ii) any "Event of Default" under and as defined in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations shall occur and be continuing; or (iii) any Loan Party or any Restricted Subsidiary of the Borrower shall (A) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $5,000,000; or

                  (m) Amendments to Section 11.23 (Certain Permitted Transactions). Section 11.23 of the Credit Agreement is hereby amended by adding new subsections (c) and (d) as follows:

                           (c)      Cameron Highway Transactions.

                                    (i)      the contribution by the Borrower
                                    and the Restricted Subsidiaries to Cameron
                                    Highway of up to $95,000,000, in the
                                    aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline;

                                    (ii)     the pledge by the Borrower and the
                                    Restricted Subsidiaries of their equity
                                    interests in Cameron Highway to secure
                                    Indebtedness of Cameron Highway incurred in connection with the Cameron Highway Financing;

                                    (iii)    the incurrence by the Borrower of
                                    the Cameron Highway Clawback, and the
                                    securing of the Cameron Highway Clawback obligations by the Collateral on a pari passu basis with the Obligations, the EPNHC Loan Obligations, the Marco Polo Clawback obligations and the Senior Secured Acquisition Term Loan Obligations, subject to the terms and provisions of the Intercreditor Agreement; and

                                    (iv)     the sale or otherwise disposition
                                    of any equity interest in Cameron Highway, provided that following any such sale or other disposition, the Borrower and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

                                    (d)      Senior Secured Acquisition Term
                           Loans. The Senior Secured Acquisition Term Loans on the terms and conditions set forth on Exhibit "A" to this First Amendment, including without limitation
                           (i) the
                           incurrence of the Senior Secured Acquisition Term Loan Obligations, (ii) the securing of the Senior Secured Acquisition Term Loan Obligations by the Collateral on a pari passu basis with the Obligations, the EPNHC Loan Obligations, the Marco Polo Clawback obligations and the Cameron Highway Clawback obligations, subject to the terms and provisions of the Intercreditor Agreement, and (iii) the payment, discharge or other satisfaction of the Senior Secured Acquisition Term Loan Obligations prior to the stated maturity thereof.

                  (n)      Amendments to Sections 5.5, 5.6, 5.7, 5.20(a) and
         (b), 7.1(d) and (e), 7.2(e), (f), (g) and (h), 7.12 and 8.21 (Sections
         relating to Joint Ventures). Each of Sections 5.5, 5.6, 5.7, 5.20(a) and (b), 7.1(d) and (e), 7.2(e), (f), (g) and (h), 7.12 and 8.21 of the
         Credit Agreement is hereby amended by inserting the words "the Borrower or" in between the words "owned by" and "a Restricted Subsidiary" in each instance that the phrase "owned by a Restricted Subsidiary" appears in such Sections or subsections.

         2. Conditions to Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived: (i) the Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this First Amendment and (ii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower on or before the First Amendment Effective Date in connection with this First Amendment.

         3. Consent to Amendments to EPNHC Credit Agreement. Each of the Lenders that has executed and delivered this First Amendment to the Administrative Agent hereby consents to the amendments, modifications and changes to the EPNHC Credit Agreement effected by the First Amendment to Amended and Restated Credit Agreement dated as of even date herewith by and among EPNHC, the EPNHC Lenders party thereto and the EPNHC Administrative Agent.

         4.       Miscellaneous.

                  (a) Representations and Warranties. After giving effect to the effectiveness of this First Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the First Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

                  (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection hereby and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (e) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow.]

         IN WITNESS WHEREOF, the parties hereby have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By:    /s/ Keith Forman
                                           -------------------------------
                                    Name:  Keith Forman
                                    Title: Vice President and Chief Financial
                                            Officer

                                    EL PASO ENERGY PARTNERS FINANCE
                                    CORPORATION

                                    By:    /s/ Keith Forman
                                           -------------------------------
                                    Name:  Keith Forman
                                    Title: Vice President and Chief Financial
                                            Officer

                                Signature Page-1

THE ADMINISTRATIVE AGENT AND THE LENDERS:

                                    JPMORGAN CHASE BANK,
                                    as Administrative Agent and as a Lender

                                    By:    /s/ Robert W. Traband
                                           -------------------------------
                                    Name:  Robert W. Traband
                                    Title: Vice President

                                Signature Page-2

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:    /s/ O. Audemard
                                           -------------------------------
                                    Name:  O. Audemard
                                    Title: Senior Vice President

                                Signature Page-3

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION

                                    By:    /s/ Philip Trinder
                                           -------------------------------
                                    Name:  Philip Trinder
                                    Title: Vice President

                                Signature Page-4

                                    FLEET NATIONAL BANK

                                    By:    /s/ Daniel S. Schockling
                                           -------------------------------
                                    Name:  Daniel S. Schockling
                                    Title: Director

                                Signature Page-5

                                    FORTIS CAPITAL CORP.

                                    By:    /s/ Darrell W. Holley
                                           -------------------------------
                                    Name:  Darrell W. Holley
                                    Title: Managing Director

                                    By:    /s/ Deirdre Sanborn
                                           -------------------------------
                                    Name:  Deirdre Sanborn
                                    Title: Vice President

                                Signature Page-6

                                    BANK OF SCOTLAND

                                    By:    /s/ Joseph Fratus
                                           -------------------------------
                                    Name:  Joseph Fratus
                                    Title: First Vice President

                                Signature Page-7

                                    BAYERISCHE HYPO-UND VERIENSBANK,
                                    AG (New York Branch)

                                    By:    /s/ Steven Atwell
                                           -------------------------------
                                    Name:  Steven Atwell
                                    Title: Director

                                    By:    /s/ Shannon Batchman
                                           -------------------------------
                                    Name:  Shannon Batchman
                                    Title: Director

                                Signature Page-8

                                    THE ROYAL BANK OF SCOTLAND plc,

                                    By:      _____________________________
                                    Name:    _____________________________
                                    Title:   _____________________________

                                Signature Page-9

                                    BNP PARIBAS

                                    By:    /s/ Mark A. Cox
                                           -------------------------------
                                    Name:  Mark A. Cox
                                    Title: Director

                                    By:    /s/ Greg Smothers
                                           -------------------------------
                                    Name:  Greg Smothers
                                    Title: Vice President

                               Signature Page-10

                                    SUNTRUST BANK

                                    By:    /s/ Joseph M. McCreery
                                           -------------------------------
                                    Name:  Joseph M. McCreery
                                    Title: Vice President

                               Signature Page-11

                                    CREDIT AGRICOLE INDOSUEZ

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-12

                                    ARAB BANKING CORPORATION (B.S.C.)

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-13

                                    BANK OF AMERICA, N.A.

                                    By:    /s/ Ronald E. McKaig
                                           -------------------------------
                                    Name:  Ronald E. McKaig
                                    Title: Managing Director

                               Signature Page-14

                                    CITICORP USA

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-15

                                    KBC BANK N.V.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-16

                                    MIZUHO CORPORATE BANK, LTD.

                                    By:    /s/ Hirofumi Sugano
                                           -------------------------------
                                    Name:  Hirofuni Sugano
                                    Title: Senior Vice President

                               Signature Page-17

                                    NATEXIS BANQUES POPULAIRES

                                    By:      /s/ Donovan C. Broussard
                                             -----------------------------
                                    Name:    Donovan C. Broussard
                                    Title:   Vice President

                                    By:      /s/ Louis P. Laville, III
                                             -----------------------------
                                    Name:    Louis P. Laville, III
                                    Title:   Vice President and Group Manager

                               Signature Page-18

                                    WELLS FARGO BANK TEXAS, N.A.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-19

                                    BANK ONE, NA (Main Office Chicago)

                                    By:    /s/ Dianne L. Russell
                                           -------------------------------
                                    Name:  Dianne L. Russell
                                    Title: Director

                               Signature Page-20

                                    CREDIT SUISSE FIRST BOSTON

                                    By:    /s/ James P. Moran
                                           -------------------------------
                                    Name:  James P. Moran
                                    Title: Director

                                    By:    /s/ Peter A. Ryan
                                           -------------------------------
                                    Name:  Peter A. Ryan
                                    Title: Vice President

                               Signature Page-21

                                    ROYAL BANK OF CANADA

                                    By:    /s/ Tom J. Oberaigner
                                           -------------------------------
                                    Name:  Tom J. Oberaigner
                                    Title: Senior Manager

                               Signature Page-22

                                    RZB FINANCE LLC

                                    By:    /s/ Pearl Geffers
                                           -------------------------------
                                    Name:  Pearl Geffers
                                    Title: First Vice President

                                    By:    /s/ Josef Thullner
                                           -------------------------------
                                    Name:  Josef Thullner
                                    Title: Vice President

                               Signature Page-23

                                    THE BANK OF NOVA SCOTIA

                                    By:    /s/ N. Bell
                                           -------------------------------
                                    Name:  N. Bell, Senior Manager
                                    Title: _______________________________

                               Signature Page-24

                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:    /s/ W. Bryan Chapman
                                           -------------------------------
                                    Name:  W. Bryan Chapman
                                    Title: Vice President

                               Signature Page-25

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By:    /s/ James Kopack
                                           -------------------------------
                                    Name:  James Kopack
                                    Title: Vice President Risk-Capital Funding
                                            Group

                               Signature Page-26

                                    FIRST DOMINION FUNDING II

                                    By:    /s/ Andrew H. Marshak
                                           -------------------------------
                                    Name:  Andrew H. Marshak
                                    Title: Authorized Signatory

                               Signature Page-27

                                    FIRST DOMINION FUNDING III

                                    By:    /s/ Andrew H. Marshak
                                           -------------------------------
                                    Name:  Andrew H. Marshak
                                    Title: Authorized Signatory

                               Signature Page-28

                                    CSAM FUNDING I

                                    By:    /s/ Andrew H. Marshak
                                           -------------------------------
                                    Name:  Andrew H. Marshak
                                    Title: Authorized Signatory

                               Signature Page-29

                                    PROMETHEUS INVESTMENT FUNDING NO. 1
                                    LTD.

                                    By:    HVB Credit Advisors, LLC, as
                                           Investment Manager

                                    By:    /s/ Irv Roa
                                           -------------------------------
                                    Name:  Irv Roa
                                    Title: Director

                                    By:    /s/ Vicky S. Soo
                                           -------------------------------
                                    Name:  Vicky S. Soo
                                    Title: Associate Director

                               Signature Page-30

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                    By: David L. Babson & Company Inc., as
                                        Collateral Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-31

                                    ELC (CAYMAN) LTD. 2000-I

                                    By: David L. Babson & Company Inc., as
                                        Collateral Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-32

                                    SUFFIELD CLO, LIMITED

                                    By: David L Babson & Company Inc., as
                                        Collateral Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-33

                                    APEX (IDM) CDO I, LTD.

                                    By: David L. Babson & Company Inc., as
                                        Collateral Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-34

                                    TRYON CLO LTD. 2000-I

                                    By:    David L. Babson & Company Inc., as
                                           Collateral Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-35

                                    NEWTON CDO LTD

                                    By:    David L. Babson & Company Inc., as
                                           Investment Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-36

                                    WILBRAHAM CBO, LTD.

                                    By:    David L. Babson & Company Inc., as
                                           Investment Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-37

                                    BILL & MELINDA GATES FOUNDATION

                                    By:    David L. Babson & Company Inc., as
                                           Investment Advisor

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-38

                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY

                                    By:    David L. Babson & Company Inc., as
                                           Investment Advisor

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-39

                                    MASSMUTUAL HIGH YIELD PARTNERS II,
                                    LLC

                                    By:    HYP Management, Inc., as Managing
                                           Member

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-40

                                    MAPLEWOOD (CAYMAN) LIMITED

                                    By:    David L. Babson & Company Inc.
                                           under  delegated authority from
                                           Massachusetts Mutual Life Insurance
                                           Company as Investment Manager

                                    By:    /s/ Mary Ann McCarthy
                                           -------------------------------
                                    Name:  Mary Ann McCarthy
                                    Title: Managing Director

                               Signature Page-41

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES: BANK LOAN INCOME PORTFOLIO

                                    By:    Merrill Lynch Investment Managers,
                                           L.P., as Investment Advisor

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-42

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES: INCOME STRATEGIES PORTFOLIO

                                    By:    Merrill Lynch Investment Managers,
                                           L.P., as Investment Advisor

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-43

                                    LONGHORN CDO (CAYMAN) LTD

                                    By:    Merrill Lynch Investment Managers,
                                           L.P., as Investment Advisor

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-44

                                    LONGHORN CDO II, LTD.

                                    By:    Merrill Lynch Investment Managers,
                                           L.P., as Investment Advisor

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-45

                                    DEBT STRATEGIES FUND, INC.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-46

                                    SENIOR HIGH INCOME PORTFOLIO, INC.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-47

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-48

                                    OCTAGON INVESTMENT PARTNERS II, LLC

                                    By:    Octagon Credit Investors, LLC, as
                                           subinvestment manager

                                    By:    /s/ Michael B. Nechamkin
                                           -------------------------------
                                    Name:  Michael B. Nechamkin
                                    Title: Portfolio Manager

                               Signature Page-49

                                    OCTAGON INVESTMENT PARTNERS III, LTD.

                                    By:    Octagon Credit Investors, LLC, as
                                           Portfolio Manager

                                    By:    /s/ Michael B. Nechamkin
                                           -------------------------------
                                    Name:  Michael B. Nechamkin
                                    Title: Portfolio Manager

                               Signature Page-50

                                    OCTAGON INVESTMENT PARTNERS IV, LTD.

                                    By:    Octagon Credit Investors, LLC, as
                                           collateral manager

                                    By:    /s/ Michael B. Nechamkin
                                           -------------------------------
                                    Name:  Michael B. Nechamkin
                                    Title: Portfolio Manager

                               Signature Page-51

                                    OCTAGON INVESTMENT PARTNERS V, LTD.

                                    By:    Octagon Credit Investors, LLC, as
                                           Portfolio Manager

                                    By:    /s/ Michael B. Nechamkin
                                           -------------------------------
                                    Name:  Michael B. Nechamkin
                                    Title: Portfolio Manager

                               Signature Page-52

                                    OPPENHEIMER SENIOR FLOATING RATE
                                    FUND

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-53

                                    HARBOURVIEW CLO IV, LTD.

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-54

                                    ALLSTATE LIFE INSURANCE COMPANY

                                    By:    /s/ Chris Goergen
                                           -------------------------------
                                    Name:  Chris Goergen
                                    Title: Authorized Signatory

                                    By:    Patricia W. Wilson
                                           -------------------------------
                                           Patricia W. Wilson
                                           Authorized Signatory

                               Signature Page-55

                                    AIMCO CLO SERIES 2001-A

                                    By:    /s/ Chris Goergen
                                           -------------------------------
                                    Name:  Chris Goergen
                                    Title: Authorized Signatory

                                    By:    Patricia W. Wilson
                                           -------------------------------
                                           Patricia W. Wilson
                                           Authorized Signatory

                               Signature Page-56

                                    AMMC CDO I, LIMITED

                                    By:    American Money Management Corp., as
                                           Collateral Manager

                                    By:    /s/ David P. Meyer
                                           -------------------------------
                                    Name:  David P. Meyer
                                    Title: Vice President

                               Signature Page-57

                                    AMMC CDO II, LIMITED

                                    By:    American Money Management Corp., as
                                           Collateral Manager

                                    By:    /s/ David P. Meyer
                                           -------------------------------
                                    Name:  David P. Meyer
                                    Title: Vice President

                               Signature Page-58

                                    MAGNETITE IV CLO, LTD

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                               Signature Page-59

                                    GOLDENTREE LOAN OPPORTUNITIES I,
                                    LIMITED

                                    By:    /s/ Frederick S. Haddad
                                           -------------------------------
                                    Name:  Frederick S. Haddad
                                    Title: _______________________________

                               Signature Page-60

                                    NORSE CBO, LTD.

                                    By:    Regiment Capital Management, LLC, as
                                           its Investment Advisor

                                    By:    Regiment Capital Advisors, LLC, its
                                           Manager and pursuant to delegated
                                           authority

                                    By:    /s/ Timothy S. Peterson
                                           -------------------------------
                                    Name:  Timothy S. Peterson
                                    Title: President

                               Signature Page-61

                                   Exhibit "A"

             Material Terms of Senior Secured Acquisition Term Loans

Borrowers:                 El Paso Energy Partners, L.P. ("EPN")
                           El Paso Energy Partners Finance Corporation

Facility:                  up to $300,000,000 Senior Secured Acquisition Term
                           Loan

Guarantors:                El Paso Energy Partners Company
                           Each Subsidiary Guarantor

Maturity:                  May 16, 2004

Security:                  Sharing of all existing and future collateral on a
                           pari passu basis with the Obligations, the EPNHC Loan
                           Obligations, the Marco Polo Clawback obligations and the Cameron Highway Clawback obligations

Rate:                      Ba1/BB+           LIBOR+3.50%       ABR + 2.25%
                           Ba2/BB            LIBOR+4.50%       ABR + 3.25%
                           Ba3/BB-           LIBOR+5.00%       ABR + 3.75%

Mandatory Prepayment:      On a post closing basis: 100% of net proceeds of
                           equity offerings by EPN (excluding stock option plans and other standard carve-outs); and
                           100% of net proceeds of debt offerings by EPN
                           (excluding Revolving Credit Loans and other standard carve-outs).

Conditions Precedent:      (a)      The successful closing of an "Equity
                           Investment" in an amount equal to not less than $350,000,000 in proceeds from the issuance and placement of common units of EPN and/or of Series C units to El Paso Corporation ("El Paso") either received by EPN and paid to El Paso or credited by El
                           Paso to EPN as a portion of the consideration of the San Juan Acquisition.

                           (b) The successful closing and distribution of a public or private offering of Senior Subordinated Notes with net proceeds of not less than $150,000,000, available to EPN as a source of funds in consummating the San Juan Acquisition.

                           (c) Other conditions precedent customary for financings of this type.

                                   Exhibit "A"